CONTINGENCIES	12 Months Ended
Dec. 31, 2023
CONTINGENCIES
CONTINGENCIES

Due to the nature of Company’s operations, various legal and tax matters arise in the ordinary course of business. The Company accrues such items as liabilities when the amount can be reasonably estimated, and settlement of the matter is probable to require an outflow of future economic benefits from the Company.

On February 7, 2022, the Chief Gold Commissioner of the province of British Columbia determined that the Company does not own the mineral rights to materials previously deposited in the Albino Lake Storage Facility by Barrick. The Company is appealing this decision through the courts. As the materials contained in the Albino Lake Storage Facility were not included in the Company’s Eskay Creek Prefeasibility Study, Feasibility Study and updated Feasibility Study, the outcome of this matter is not expected to have any effect on the carrying value of Eskay.